                                                                   Exhibit 10.34




                                 ASSIGNMENT OF
                AGREEMENTS AND CONDITIONAL ASSIGNMENTS OF LEASE
                                      AND
                        PURCHASE MONEY PROMISSORY NOTES

     THIS ASSIGNMENT, made this 9th day of December, 1997 by OCEAN PALMS RESORT, INC., a Florida corporation, with offices located at 1200 North Ocean Blvd., Pompano Beach, FL 33062, joined by OCEAN PALMS DEVELOPMENT CORPORATION, a Florida corporation, with offices located at 1200 North Ocean Blvd., Pompano Beach, FL 33062 (hereinafter collectively referred to as "ASSIGNOR") to CAPITOL RESORTS OF FLORIDA, INC., a Florida corporation, with offices located at 10605 Maumelle Blvd., #C, Maumelle, AR 72133 (hereinafter referred to as "ASSIGNEE");

     FOR AND IN CONSIDERATION of the premises, the sum of Ten and no/ 100 Dollars ($10.00) in hand paid by ASSIGNEE TO ASSIGNOR, and other good and valuable consideration, the receipt of which is hereby acknowledged by ASSIGNOR, the ASSIGNOR does hereby transfer, set over, assign and convey unto ASSIGNEE, its successors and assigns, (i) all right, title and interest of ASSIGNORS in and to the hereinafter described Promissory Notes and Agreement And Conditional Assignments Of Lease, (ii) all right, title and interest of ASSIGNOR as Grantee under the Agreement And Conditional Assignments Of Lease, (iii) the indebtedness secured by the Agreement And Conditional Assignments Of Lease and evidenced by the Promissory Notes, and (iv) all rights, powers and privileges conferred by the Promissory Notes and Agreement And Conditional Assignments Of Lease; provided, however, that this Assignment is subject and subordinate to that certain Collateral Assignment and Pledge Of Agreements And Conditional Assignments Of Lease And Purchase Money Promissory Notes in favor of the TRUSTEE OF THE M.B. CO., INC. PENSION PLAN, the TRUSTEE OF THE MENSWEAR-BOYSWEAR CO., INC. PENSION PLAN, the TRUSTEE OF THE DOMENICK GRECO REVOCABLE TRUST, STANLEY ELKMAN, the TRUSTEE OF THE ARTHUR A. KOBER CO., INC. EMPLOYEES PROFIT SHARING FUND, and MORTON J. BERMAN, with offices located at 4541 White Cedar Lane, Delray Beach, FL 33044 (the "Greco Collateral Assignment") and the terms thereof including the terms regarding same set forth in paragraph S of that certain Mortgage and Note

Modification Agreement dated the 22nd day of January, 1997 and recorded 3rd day of February, 1997 in Official Records Book 25980, Page 735, of the Public Records of Broward County, Florida. The Greco Collateral Assignment is a collateral assignment to secure certain indebtedness as more fully set forth therein.

     ASSIGNOR warrants and represents that it is the owner and holder of the said Promissory Notes and Agreements And Conditional Assignments Of Lease,
----
subject to the Greco Collateral Assignment as aforesaid, and that the Promissory Notes and Agreements And Conditional Assignments Of Lease assigned hereby are the following:

         SEE SCHEDULE "A" ATTACHED HERETO AND BY REFERENCE MADE A PART
                                    HEREOF.

     IN WITNESS WHEREOF, the undersigned ASSIGNOR has hereunto set its hand and affixed its seal the day and year first above written.

In the presence                         OCEAN PALMS RESORT, INC., a
                                        Florida corporation
                                        -------------------
/s/ Michael M. Wallack
                                        By: /s/ Diane Bloom
                                        Diane Bloom, President


Print Name

                                        OCEAN PALMS DEVELOPMENT
/s/ Michael M. Wallack                  CORPORATION, a Florida corporation

                                        By: /s/ Diane Bloom

                                        Diane Bloom, President

                                                    (CORPORATE SEAL)



State of Florida
County of Broward

        The foregoing instrument was acknowledged before me this 9th day of December, 1997, by DIANE BLOOM as President OCEAN PALMS RESORT, INC., a Florida corporation, who is personally known to me

                                (Signature of Person Taking
                                Acknowledgment)

                                /s/ Michael M. Wallack

                                MICHAEL M. WALLACK
                                MY COMMISSION # CC 544401
                                EXPIRES: April 8, 2000



State of Florida
County of Broward

        The foregoing instrument was acknowledged before me this 9th day of December, 1997, by DIANE BLOOM as President OCEAN PALMS DEVELOPMENT CORPORATION, INC., a Florida corporation, who is personally known to me

                                (Signature of Person Taking
                                Acknowledgment)

                                /s/ Michael M. Wallack

                                MICHAEL M. WALLACK
                                MY COMMISSION # CC 544401
                                EXPIRES: April 8, 2000